CONSENT AND AMENDMENT AGREEMENT

     This Consent and Amendment Agreement (the “Agreement”), dated as of May ____, 2008, is by and among Universal Energy Corp., a Delaware corporation (the “Company”) and the investors signatory hereto (each, a “Buyer” and collectively, the “Buyers”).

     WHEREAS, pursuant to a Securities Purchase Agreement dated September 10, 2007 among the Company and the Buyers (the “September 2007 SPA”), the Buyers (the “September 2007 Buyers”) were issued debentures and warrants in the individual amounts set forth below such September 2007 Buyer’s name on the signature pages to the September 2007 SPA;

     WHEREAS, pursuant to the September 2007 SPA each September 2007 Buyer purchased the aggregate principal amount of the Company’s Senior Secured Convertible 8% Debentures due August 30, 2009 (the “September 2007 Debentures”) and associated “A” Warrants, “B” Warrants and “C” Warrants (collectively the “September 2007 Warrants”) set forth in the Schedule of Buyers to the September 2007 SPA.

     WHEREAS, the Company is proposing to enter into a Securities Purchase Agreement to be dated on or about May 30, 2008 (the “May 2008 SPA”) relating to the purchase of up to a maximum aggregate Purchase Price (as defined in the May 2008 SPA) of $2,000,000 of the Company’s Unsecured Convertible 8% Debentures due April 30, 2010, on the terms and conditions set forth in the May 2008 SPA (the “May 2008 Debentures”). Each Buyer who is party to the May 2008 SPA is herein sometimes referred to as a “May 2008 Buyer”.

     WHEREAS, the May 2008 Debentures will be convertible into shares of the Company’s common stock at a price per share equal to the lesser of (i) $0.25 or (ii) 80% of the average of the three (3) lowest closing bid prices of the Common Stock as defined in the May 2008 Debentures over the twenty (20) Trading Day period ending on the Trading Day immediately preceding the applicable Conversion Date; and, otherwise contain terms and conditions substantially similar to the September 2007 Debentures;

     WHEREAS, pursuant to the May 2008 SPA the May 2008 Buyers collectively will receive warrants to purchase up to an aggregate of 12,000,000 shares of the Company’s Common Stock at a price of $0.25 per share;

     WHEREAS, the Company has heretofore entered into Securities Purchase Agreement dated November 26, 2007 (the “November 2007 SPA”) among the Company and each of the buyers listed in the Schedule of Buyers to the November 2007 SPA (collectively, the “November 2007 Buyers,” and individually, a “November 2007 Buyer”), pursuant to which each November 2007 Buyer purchased the aggregate principal amount of the Company’s unsecured Convertible 8% Debentures due October 31, 2009 (the “November 2007 Debentures”) and associated Warrants (the “November 2007 Warrants”) set forth in the Schedule of Buyers to the November 2007 SPA;

     WHEREAS, simultaneously with the consummation of the transactions contemplated by the May 2008 SPA the Company intends to amend (the “2008 Amendments to the November

2007 Financing”) by agreement of even date herewith (the “2008 Agreement Amending the November 2007 Financing”) certain of the “Transaction Documents,” as defined in November 2007 SPA (collectively, herein referred to as the “November 2007 Transaction Documents”), including the November 2007 Debentures and the November 2007 Warrants;

     WHEREAS, simultaneously with the consummation of the transactions contemplated by the May 2008 SPA and the 2008 Agreement Amending the November 2007 Financing, the parties hereto also wish to amend certain terms of the Transaction Documents, as defined in the September 2007 SPA (collectively herein referred to as the “September 2007 Transaction Documents”).

     NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Buyers and the Company agree as follows:

ARTICLE I DEFINITIONS

     Capitalized terms not defined in this Agreement shall have the meanings ascribed to such terms in the September 2007 SPA.

ARTICLE II

AMENDMENTS AND OTHER AGREEMENTS

Section 2.1 Amendment of the September 2007 Debentures

     The September 2007 Debentures, simultaneously with and subject to the consummation of the transactions contemplated by the May 2008 SPA and the 2008 Agreement Amending the November 2007 Financing, are amended by:

(a) deleting Section 3(b) thereof and substituting the following in lieu thereof:

“(b) Conversion Price. The "Conversion Price" shall initially equal the lesser of (i) $0.25 (subject to resets and adjustments pursuant to the terms of this Debenture and subject to equitable adjustments for stock splits, stock dividends or rights offerings by the Company relating to the Company's securities or the securities of any Subsidiary of the Company, combinations, recapitalization, reclassifications, extraordinary distributions and similar events) (the “Fixed Conversion Price”) or (ii) 80% of the average of the three (3) lowest Closing Bid Prices of the Common Stock over the twenty (20) Trading Day period ending on the Trading Day immediately preceding the applicable Conversion Date”;

     (b) changing the references to the “Closing Date” in Section 10 (c) of the September 2007 Debentures with respect to the filing of any registration statements required to be filed by the Company to the date of this Agreement; and

     (c) deleting Sections 6(c) and (d) of and Schedule 6(c) to the September 2007 Debentures and by deleting therefore references to “Milestones”, “Milestones Adjustment Price”, “Milestones Adjustment Notice”, “Milestone Date”, “Milestone Period”, “Milestone Failure”, “Milestone Events”.

Section 2.2 Amendment to the Exercise Price of the September 2007 Warrants

     The September 2007 Warrants, simultaneously with and subject to the consummation of the transactions contemplated by the May 2008 SPA and the 2008 Agreement Amending the November 2007 Financing, are amended as follows:

     (a) the Exercise Price (as defined in, and in accordance with the terms of, the September 2007 Warrants) is reduced to $0.25 per share (subject to reset and adjustments pursuant to the terms of this Warrant and subject to equitable adjustments for stock splits, stock dividends or rights offerings by the Company relating to the Company’s securities or the securities of any Subsidiary of the Company, combinations, recapitalization, reclassification, extraordinary distributions and similar events); and

     (b) Sections 5(g) and 5(h) are deleted in their entirety, and any references in the September 2007 Warrants to “Milestone Failure” and any other “milestones” references are deleted.

Section 2.3 Amended and Restated Registration Rights Agreement

     Simultaneously with and subject to the consummation of the transactions contemplated by the May 2008 SPA and the 2008 Agreement Amending the November 2007 Financing, the Registration Rights Agreement delivered pursuant to, and as defined in, the September 2007 SPA, are amended and restated in the form attached hereto as Exhibit A.

Section 2.4 Definition of Exempt Issuance in the September 2007 SPA

     The September 2007 SPA, simultaneously with and subject to the consummation of the transactions contemplated by the May 2008 SPA and the 2008 Agreement Amending the November 2007 Financing, is amended:

(a) by amending the definition of “Exempt Issuance” by adding the following subsections:

“(e) securities issuable (i) pursuant to the Securities Purchase Agreement dated November 26, 2007 by and among the Company and the buyers who are signatories thereto (the “November 2007 SPA”) and upon conversion of the debentures or exercise of the warrants issued pursuant to the November 2007 SPA (collectively, the “November 2007 Securities”), (ii) pursuant to the Securities

Purchase Agreement dated on or about May 30, 2008 by and among the Company and the buyers who are signatories thereto (the “May 2008 SPA”) and upon conversion of the debentures or exercise of the warrants issued pursuant to the May 2008 SPA (collectively, the “May 2008 Securities”), and (iii) upon conversion of the Debentures or exercise of the Warrants issued pursuant to this Agreement (the “September 2007 Securities”). Collectively, the September 2007 Securities, the November 2007 Securities and the May 2008 Securities are referred to as the “Permitted Variable Equity Securities”);(f) any Common Stock issued or issuable in connection with a fixed price offering provided that the price at which such Common Stock is issued is greater than the Initial Conversion Price (as defined in the Debentures) as adjusted in accordance with the terms of the Debentures”;

     (b) by amending the last sentence of the definition of “Exempt Issuance” to read as follows:

     “Notwithstanding anything to the contrary herein, except for the Permitted Variable Equity Securities, no issuance of Variable Equity Securities shall be an Exempt Issuance.”; and

     (c) by deleting Section 4(r) thereof in its entirety and substituting the following in lieu thereof:

     “(r) Additional Registration Statements. Except for the filing of a registration statement on Form S-8 for Approved Stock Plans (as defined in the Debentures) and as required in order to satisfy the Company’s obligations in connection with the Securities Purchase Agreement dated November 26, 2007 by and among the Company and the other signatories thereto and the Securities Purchase Agreement dated May 2008 by and among the Company and the other signatories who are parties thereto, until such time that all of the Conversion Shares and Warrant Shares can be sold under a registration statement declared effective by the SEC, the Company will not file a registration statement under the 1933 Act relating to securities that are not the Securities without the prior written consent of the Buyers.”

Section 2.5

Conditions to Buyers Obligations

     The respective obligations of the Buyers hereunder are subject to the following conditions being met:

     (a) the Company shall have consummated the transactions contemplated by the May 2008 SPA and the 2008 Amendments to the November 2007 Financing ; and

(b) all Buyers shall have agreed to the terms and conditions of this

Agreement.

ARTICLE III CONSENT AND WAIVER

3.1 Consent

     In order to permit the Company and each of the Buyers to enter into and consummate the transactions contemplated by the May 2008 SPA, and to effect and consummate the 2008 Amendments to the November 2007 Financing, each Buyer, severally and not jointly, by its execution and delivery of this Agreement consents to the Company’s execution and delivery of the May 2008 SPA and the 2008 Agreement Amending the November 2007 Financing and the consummation of the transactions contemplated by the May 2008 SPA and the November 2007 SPA and agrees that anything in the September 2007 SPA or the September 2007 Transaction Documents to the contrary notwithstanding, the delivery and execution of the May 2008 SPA and the 2008 Agreement Amending the November 2007 Financing by the Company and the consummation of the transactions contemplated thereby, by the Company, will not and do not:

     (a) constitute a breach of any of the Company’s representations, warranties or covenants, including, but not limited to, any such representations, warranties or covenants purporting to impose restrictions or limitations on the Company’s ability to effect any additional financings, regardless of form of any such financings, set forth in any of the September 2007 SPA or the September 2007 Transaction Documents; or

     (b) trigger, or give rise to any rights under, any of the anti-dilution, re-pricing or share adjustment provisions set forth in any of the September 2007 Transaction Documents requiring the Company, except as set forth herein, to reset or modify the Conversion Price of the Debentures or exercise price of the Warrants or the number of Warrants; or

     (c) give rise to any right on the part of any Buyer otherwise to participate in the May 2008 SPA including, but not limited to any rights arising under Sections 4(d)(iv) or 4(d)(v) of the September 2007 SPA.

3.2. Conditions to Consent and Waiver

     Notwithstanding the above, this waiver by the Buyers is contingent upon the November 2007 and May 2008 Debentures being (i) junior and subordinate to the September 2007 Debentures and (ii) unsecured and being entitled to no security interest in any property of the Company or its subsidiaries.

3.3 Waiver of Defaults

     The undersigned Buyer hereby acknowledges that there exist no defaults by the Company under the September 2007 SPA or the collateral documents, including, but not limited to Sections 6(c) and 10 (c) of the September 2007 Debenture, as of the date hereof and to the extent such defaults may have existed such defaults are hereby waived. Except to the extent of the foregoing waiver of defaults, the September 2007 Buyers reserve all rights and remedies under the September 2007 Transaction Documents as amended by this agreement,, including but not limited to any defaults which occur after the date hereof.

3.4. Acknowledgement

     All parties to this Agreement acknowledge, affirm and understand that the September 2007 Debentures are senior secured securities and there is nothing in this Agreement that changes or otherwise alters said senior secured status, and confirms that the November 2007 Debentures represent and the May 2008 Debentures will represent, unsecured obligations of the Company.

3.5. Agreement and Acknowledgement Regarding Rule 144 Tacking Periods

     It is intended, understood and acknowledged by the Company and the Buyers that the Rule 144 holding period for the shares issuable upon conversion of the September 2007 Debentures, as amended hereby, and for the shares issuable upon the cashless exercise of the September 2007 Warrants, as amended hereby, respectively, shall be deemed to have commenced on the date of the initial issuance of each such debenture and warrants, respectively, notwithstanding the amendments to the conversion price of such debenture and to the exercise prices of such warrants pursuant to this Agreement.

ARTICLE IV REPRESENTATIONS AND WARRANTIES

Section 4.1 Representations and Warranties of the Company

     The Company hereby represents and warrants to the Buyers that as of the date of its execution of this Agreement:

(a) Authorization; Enforcement

     The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary action on the part of such Company and no further action is required by such Company, its board of directors or its stockholders in connection therewith. This Agreement has been duly executed by the Company and, when delivered in accordance with the terms hereof will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(b) No Conflicts

     The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby do not and will not: (i) conflict with or violate any provision of the Company’s certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any lien upon any of the properties or assets of the Company, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any material agreement, credit facility, debt or other material instrument (evidencing Company debt or otherwise) or other material understanding to which the Company is a party or by which any property or asset of the Company is bound or affected, or (iii) conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company is bound or affected.

(c) Other Representations, Warranties and Covenants

      Except as set forth on Schedule 3(c), the Company hereby represents and warrants to each Buyer that the Company’s representations and warranties set forth in the September 2007 SPA are true and correct as of the date hereof in all material respects.

Section 4.2 Representations and Warranties of the Buyers

     The Buyer hereby makes the representations and warranties set forth below to the Company that as of the date of its execution of this Agreement:

     (a) Due Authorization. Such Buyer represents and warrants that (i) the execution and delivery of this Agreement by it and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary action on its behalf and (ii) this Agreement has been duly executed and delivered by such Buyer and constitutes the valid and binding obligation of such Buyer, enforceable against it in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

ARTICLE V MISCELLANEOUS

Section 5.1

Notices

     Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be made in accordance with the provisions of the September 2007 SPA.

Section 5.2

Survival

      All warranties and representations (as of the date such warranties and representations were made) made herein or in any certificate or other instrument delivered by it or on its behalf under this Agreement shall be considered to have been relied upon by the parties hereto and shall survive the transactions contemplated hereby. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties; provided however that no party may assign this Agreement or the obligations and rights of such party hereunder without the prior written consent of the other parties hereto.

Section 5.3

Counterparts; Signatures By Facsimile

      This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

Section 5.4

Severability

     If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

Section 5.5

Filing of Form 8-K

     Within 4 Trading Days of the date hereof, the Company shall issue a Current Report on Form 8-K, reasonably acceptable to each Buyer disclosing the material terms of the transactions contemplated hereby, which shall include this Agreement, and the schedules hereto, as an attachment thereto.

Section 5.6

Entire Agreement

     The Agreement, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

Section 5.7

Construction

     The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this

Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

Section 5.8 Independent Nature of Buyers’ Obligations and Rights

     The obligations of each Buyer hereunder are several and not joint with the obligations of any other Buyers hereunder, and no Buyer shall be responsible in any way for the performance of the obligations of any other Buyer hereunder. Nothing contained herein or in any other agreement or document delivered at any closing, and no action taken by any Buyer pursuant hereto, shall be deemed to constitute the Buyers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Buyers are in any way acting in concert with respect to such obligations or the transactions contemplated by this Agreement. Each Buyer shall be entitled to protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Buyer to be joined as an additional party in any proceeding for such purpose.

Section 5.9

Termination

      This Agreement may be terminated by any Buyer, as to such Buyer’s obligations hereunder, by written notice to the other parties, if the transactions contemplated by the May 2008 SPA and the 2008 Agreement Amending the November 2007 Financing have not been consummated on or before June 16, 2008.

Section 5.10

Fees and Expenses

     Except as expressly set forth herein, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all transfer agent fees, stamp taxes and other taxes and duties levied in connection with the delivery of any Securities

Section 5.11

Further Assurances

     Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

Section 5.12 No Strict Construction

     The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

Section 5.13

Effect on September 2007 SPA

     The foregoing consents and waivers are given solely in respect of the transactions described herein. Except as expressly set forth herein, all of the other terms and conditions of the Transaction Documents shall continue in full force and effect after the execution of this Agreement, and shall not be in any way changed, modified or superseded by the terms set forth herein.

Section 5.14

Governing Law

     All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be determined pursuant to the Governing Law provision of the September 2007 SPA.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

UNIVERSAL ENERGY CORP.

By: Name: Title:

[BUYER SIGNATURE PAGES COMMENCE ON THE NEXT PAGE]

BUYER SIGNATURE PAGES TO

UNIVERSAL ENERGY CORP. AGREEMENT DATED MAY<> 2008

     IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Buyer:
_____________________________________________________________

Signature of Authorized Signatory of Buyer:
______________________________________
Name of Authorized Signatory:
____________________________________________________
Title of Authorized Signatory:
_____________________________________________________
Email Address of Buyer:
_______________________________________________________

Address for Notice of Buyer: